SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - July 25, 2003
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of March 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-2)
             (Exact Name of Registrant as specified in its charter)



       Delaware                  333-81506-06                   52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV-1, M-1, M-2, M-3 and B Certificateholders with respect to the July 25, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Senior Vice President and CFO


Dated:  July 28, 2003

                                                                         ANNEX A

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                        Statement to Certificateholders
                                  July 25, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
--------------------------------------------------------------------------------------------------------------------
            ORIGINAL      BEGINNING                                                                      ENDING
             FACE         PRINCIPAL                                                 REALIZED DEFERRED  PRINCIPAL
CLASS        VALUE         BALANCE        PRINCIPAL     INTEREST           TOTAL     LOSSES  INTEREST   BALANCE
--------------------------------------------------------------------------------------------------------------------

AF1     108,000,000.00  100,572,952.22  4,104,483.37    94,287.14    4,198,770.51    0.00    0.00    96,468,468.85
AF2      25,000,000.00   25,000,000.00          0.00    50,166.67       50,166.67    0.00    0.00    25,000,000.00
AF3      49,000,000.00   49,000,000.00          0.00   121,520.00      121,520.00    0.00    0.00    49,000,000.00
AF4      23,000,000.00   23,000,000.00          0.00    78,602.50       78,602.50    0.00    0.00    23,000,000.00
AF5      17,847,000.00   17,847,000.00          0.00    74,734.31       74,734.31    0.00    0.00    17,847,000.00
AV1     198,338,000.00  193,929,988.75  3,493,205.14   215,747.11    3,708,952.25    0.00    0.00   190,436,783.61
M1       32,592,000.00   32,592,000.00          0.00   137,158.00      137,158.00    0.00    0.00    32,592,000.00
M2       26,324,000.00   26,324,000.00          0.00   124,117.66      124,117.66    0.00    0.00    26,324,000.00
M3       11,282,000.00   11,282,000.00          0.00    62,060.40       62,060.40    0.00    0.00    11,282,000.00
B        10,027,000.00   10,027,000.00          0.00    31,626.83       31,626.83    0.00    0.00    10,027,000.00
R                 0.00            0.00          0.00         0.00            0.00    0.00    0.00             0.00
--------------------------------------------------------------------------------------------------------------------
TOTALS  501,410,000.00  489,574,940.97  7,597,688.51   990,020.62    8,587,709.13    0.00    0.00   481,977,252.46
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
X       501,535,759.31  493,845,805.27          0.00         6.75            6.75    0.00    0.00   488,332,432.38
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------

AF1     294751CB6     931.23103907  38.00447565    0.87302907   38.87750472    893.22656343    AF1     1.125000 %
AF2     294751CC4    1,000.00000000  0.00000000    2.00666680    2.00666680  1,000.00000000    AF2     2.408000 %
AF3     294751CD2    1,000.00000000  0.00000000    2.48000000    2.48000000  1,000.00000000    AF3     2.976000 %
AF4     294751CE0    1,000.00000000  0.00000000    3.41750000    3.41750000  1,000.00000000    AF4     4.101000 %
AF5     294751CF7    1,000.00000000  0.00000000    4.18749986    4.18749986  1,000.00000000    AF5     5.025000 %
AV1     294751CG5      977.77525613 17.61238462    1.08777496   18.70015958    960.16287151    AV1     1.335000 %
M1      294751CH3    1,000.00000000  0.00000000    4.20833333    4.20833333  1,000.00000000    M1      5.050000 %
M2      294751CJ9    1,000.00000000  0.00000000    4.71500000    4.71500000  1,000.00000000    M2      5.658000 %
M3      294751CK6    1,000.00000000  0.00000000    5.50083319    5.50083319  1,000.00000000    M3      6.601000 %
B       294751CL4    1,000.00000000  0.00000000    3.15416675    3.15416675  1,000.00000000    B       3.785000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                 976.39644397 15.15264656    1.97447323   17.12711978    961.24379741
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A      984.66718694  0.00000000    0.00001346    0.00001346    973.67420631    X       0.000000 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor
                            New York, New York 10004
                   Tel: (212) 623-4483 / Fax: (212) 623-5930
                        Email: Peggy.l.remy@jpmorgan.com
--------------------------------------------------------------------------------

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                 July 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           278,709.46
                                Group I Curtailments                   31,649.83
                                Group I Prepayments                 2,668,118.61
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal          141,254.59
                                Group II Curtailments                   9,439.61
                                Group II Prepayments                2,384,200.79
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 2,084,315.62

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1           94,287.14
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2           50,166.67
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          121,520.00
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           78,602.50
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5           74,734.31
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AV-1          215,747.11
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - M-1           137,158.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           124,117.66
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                 July 25, 2003
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                                Interest Distribution - M-3            62,060.40
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - B              31,626.83
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    298,448,542.13
                                Group I Ending Pool Balance       295,470,064.23
                                Group II Beginning Pool Balance   195,397,263.14
                                Group II Ending Pool Balance      192,862,368.15
                                Total Beginning Pool Balance      493,845,805.27
                                Total Ending Pool Balance         488,332,432.38

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 124,353.56
                                Group II Servicing Fee                 81,415.53

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included in
                                 Current Distribution                 135,388.81
                                Group I Recouped Advances Included
                                 in Current Distribution                    0.00
                                Group I Aggregate Amount of Advances
                                 Outstanding                          309,719.50
                                Group II Delinquency Advances Included
                                 in Current Distribution               42,388.85
                                Group II Recouped Advances Included in
                                 Current Distribution                       0.00
                                Group II Aggregate Amount of Advances
                                 Outstanding                          226,530.58

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                 July 25, 2003
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      296     30,495,363.74           10.32 %
                        31-60 days       30      3,341,069.72            1.13 %
                        61-90 days        3        424,838.64            0.14 %
                          91+days         3        238,806.99            0.08 %
                           Total        332     34,500,079.09           11.67 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       149    16,853,471.69           8.74 %
                        31-60 days        22     2,648,820.79           1.37 %
                        61-90 days         6       550,872.67           0.29 %
                          91+days          3       443,777.18           0.23 %
                          Total          180    20,496,942.33          10.63 %

                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure


                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          1                72,769.87                0.02 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          1                   50,376.73              0.03 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,440,870.21
                                Group II Three Largest Loans        1,217,044.20

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover Amounts
                                 Due                                        0.00
                                Class AF-1 Net WAC Cap Carryover Amounts
                                 Paid                                       0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                  July 25, 2003
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                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class B Net WAC Cap Carryover Amounts Due 0.00 Class B Net WAC Cap Carryover Amounts Paid 0.00 Class B Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),      Realized Losses
(xxii)
                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      8.05
                                Group II Weighted Average Mortgage Rate     7.89

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term   289.00
                                Group II Weighted Average Remaining Term  356.00

Sec. 4.03 (a)(xx),      Overcollateralization Amounts
(xxi),(xxiii)
                                Overcollateralization Amount        6,355,179.92
                                Overcollateralization Target
                                 Amount                            20,061,430.37
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           13,706,250.45

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                  July 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                 continuing?                                  NO
                        Cumulative Realized Losses as a percentage of
                         the Original Pool Balance                        0.00 %

                        Senior Enhancement Percentage                    17.30 %
                        Senior Specified Enhancement Percentage          40.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                 of the current Pool Balance              0.36 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under Yield
                         Maintenance Agreement                              0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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